EXHIBIT 10.26


                                SIXTH AMENDMENT TO
              AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT
              -------------------------------------------------

      THIS SIXTH AMENDMENT TO AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT (the "Sixth Amendment") is made and entered into as of the 22nd day of April, 2004, by and among (i)UNITED FINANCIAL MORTGAGE CORP., an Illinois corporation with its principal place of business located at 815 Commerce Drive, Suite 100, Oak Brook, Illinois 60523 ("United" or the "Company"), (ii) (a) NATIONAL CITY BANK OF KENTUCKY, a national banking association with a place of business located at 101 South Fifth Street, Louisville, Kentucky 40202 ("National City"), (b) BANK ONE, NA, a national banking association with its principal place of business located in Chicago, Illinois ("Bank One"), (c) COMERICA BANK, a Michigan banking corporation with its principal place of business located at 500 Woodward Avenue, MC:
 3256, Detroit, Michigan 48226 ("Comerica"), and (d) COLONIAL BANK, N.A., a national banking association with a principal place of business located at 201 E. Pine Street, Suite 730, Orlando, Florida 32801 ("Colonial")
 (National City, Bank One, Comerica and Colonial are each individually referred to as a "Bank" and collectively as the "Banks"), and (iii) NATIONAL CITY BANK OF KENTUCKY, in its capacity as Agent for the Bank (in such capacity, the "Agent").

      P R E L I M I N A R Y   S T A T E M E N T:

      A. Pursuant to that certain Amended and Restated Warehousing Credit Agreement dated as of August 1, 2003, among the Company, the Banks party thereto and the Agent, as heretofore amended (the "Existing Credit Agreement"), the Agent and the Banks have established a warehousing line of credit facility in favor of the Company in the current, temporary maximum principal amount of One Hundred Ten Million Dollars ($110,000,000.00) (the "Warehouse Line"), for the purposes set forth therein.

      B. The Company has now requested that the Agent and Banks amend the Existing Credit Agreement to temporarily increase the maximum principal amount of the Warehouse Line to One Hundred Twenty Million Dollars ($120,000,000.00) to and until the close of business on June 14, 2004.

      C. The Agent and the Banks are willing to and desire to amend the Existing Credit Agreement in the manner described above, upon the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in the Existing Credit Agreement and herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Existing Credit Agreement.

      2. The following definitions, as contained in Article 1 of the Existing Credit Agreement, are hereby amended and restated in their entirety to read as follows:

           "Total Warehouse Line Commitment" shall mean the total aggregate principal amount of all Warehouse Line Commitments as determined from time to time in accordance with the provisions of Article 2 and Article 11 of this Credit Agreement, and shall mean, as applicable, either (i) One Hundred Twenty Million Dollars ($120,000,000.00) to and until the close of business on June 14, 2004, or (ii) Ninety-Five Million Dollars ($95,000,000.00) from June 15, 2004 to and until the Termination Date, subject in each case to the right of the Company and the Agent in their sole, joint discretion to increase such amount by adding one or more Applicant Financial Institutions as a "Bank" or "Banks" hereunder, or as otherwise permitted under Section
 11.1 hereof.

           "Warehouse Line" shall mean the line of credit established by the Agent and Banks in favor of the Company under Article 2 of this Credit Agreement in the maximum principal amount of, as applicable, either (i) One Hundred Twenty Million Dollars ($120,000,000.00) to and until the close of business on June 14, 2004, or (ii) Ninety-Five Million Dollars ($95,000,000.00) from June 15, 2004 to and until the Termination Date, subject in each case to the right of the Company and the Agent in their sole, joint discretion to increase such amount by adding one or more Applicant Financial Institutions as a "Bank" or "Banks" hereunder.

           "Warehouse Notes" shall mean, collectively, (i) that certain Amended and Restated Warehouse Promissory Note dated as of April 15, 2004, made by the Company, payable to the order of National City, in the current principal amount of Fifty Million Dollars ($50,000,000.00), a form of which is attached hereto as Exhibit C-1 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (ii) that certain Amended and Restated Warehouse Promissory Note dated as of April 22, 2004, made by the Company, payable to the order of Bank One, and in the face principal amount of Thirty-Five Million Dollars ($35,000,000.00), a form of which is attached hereto as Exhibit C-2 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (iii) that certain Warehouse Promissory Note dated as of August 1, 2003, jointly and severally made by United and Portland Mortgage Company ("Portland"), payable to the order of Comerica, and in the face principal amount of Ten Million Dollars ($10,000,000.00), a form of which is attached hereto as Exhibit C-4 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (iv) that certain Warehouse Promissory Note dated as of August 1, 2003, jointly and severally made by United and Portland, payable to the order of Colonial, and in the face principal amount of Twenty-Five Million Dollars ($25,000,000.00), a form of which is attached hereto as Exhibit C-5 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, and
 (v) when executed and delivered, any such additional Warehouse Promissory Note, made by the Company, payable to the order of any respective Applicant Financial Institution as shall be added as a "Bank" hereunder, and in the face principal amount of such Applicant Financial Institution's Warehouse Line Commitment, substantially in the form of the Warehouse Promissory Note attached hereto as Exhibit C-1 (other than the amount thereof), as the same may thereafter be amended, modified, renewed, replaced and/or restated from time to time."

      3. The fourth sentence in the first paragraph of Section 2.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

           "The Total Warehouse Line Commitment is equal to, as applicable, either (i) One Hundred Twenty Million Dollars ($120,000,000.00) to and until the close of business on June 14, 2004, or (ii) Ninety-Five Million Dollars ($95,000,000.00) from June 15, 2004 to and until the Termination Date, and as may be increased in either case by the Company and the Agent in their sole, joint discretion by adding one or more Applicant Financial Institutions as a "Bank" or "Banks" hereunder, or as further permitted under
 Section 11.1 hereof."

      4. The Existing Credit Agreement is hereby amended by amending and restating Exhibit C-2 and Schedule 2.1 thereof to read in their entirety as set forth on Exhibit C-2 and Schedule 2.1 attached to this Sixth Amendment and made a part hereof by this reference.

      5. The Company represents and warrants that no Event of Default has occurred to date under the Existing Credit Agreement or any other Loan Document and that no Unmatured Event of Default currently exists under any of the Loan Documents.

      6.   This Sixth Amendment may be executed in one or more  counterparts,
 each of   which  shall constitute  an original  and all  of the  same  shall constitute one and the same instrument.

      7. This Sixth Amendment shall be effective as of the date of delivery to the Agent of each of the following: (i) this Sixth Amendment and each of the other agreements and instruments referred to herein or related hereto, each duly executed by each of the parties thereto, (ii) the related Amended and Restated Warehouse Promissory Note, duly executed by the Company, payable to Bank One, (iii) payment to each of the Banks of an amendment fee equal to Three Hundred Seventy Five Dollars ($375.00), and (iv) all such other security documents, opinions, instruments and certificates as may be required by Agent or its counsel in order to consummate the transactions contemplated herein. The Agent and the Banks may in their sole discretion permit this Sixth Amendment to become effective prior to the actual delivery of the aforementioned amendment fee to each Bank; provided, however, in such event, the Company agrees and covenants to pay such fee to the Agent for the benefit of the Banks promptly upon receipt of an invoice with respect thereto.

      8. This Sixth Amendment and the related writings and the respective rights and obligations of the parties shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Kentucky.

      9. This Sixth Amendment shall be binding upon, and shall inure to the benefit of, the Company, the Banks and the Agent and their respective successors and assigns.

      10. This Sixth Amendment and the agreements, instruments and other documents referred to herein, constitute the entire agreement of the parties with respect to, and supersede all prior understandings of the parties with respect to the subject matter hereof. No change, modification, addition or termination of this Sixth Amendment shall be enforceable unless in writing signed by the party against whom enforcement is sought.

      11. The Company hereby makes, declares, ratifies and/or reaffirms, as applicable, all of the representations, warranties, covenants, agreements and obligations set forth in the Existing Credit Agreement and each of the other Loan Documents, as amended and modified hereby.



      IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to Amended and Restated Warehousing Credit Agreement to be duly executed as of the day and year first above written.



                          UNITED FINANCIAL MORTGAGE CORP.


                          By: _______________________________________

                          Title: ______________________________________


                                  (the "Company")



                          NATIONAL CITY BANK OF KENTUCKY


                          By: ______________________________________

                          Title: _____________________________________




                          BANK ONE, NA


                          By: ________________________________________

                          Title: _______________________________________



                          COMERICA BANK


                          By: ________________________________________

                          Title: _______________________________________




                          COLONIAL BANK, N.A.


                          By: ________________________________________

                          Title: _______________________________________


                                    (collectively, the "Banks")




                          NATIONAL CITY BANK OF KENTUCKY


                          By: _____________________________________

                          Title: ____________________________________

                                    (the "Agent")

                AMENDED AND RESTATED WAREHOUSE PROMISSORY NOTE


 $35,000,000.00                               Louisville, Kentucky
                                   Effective Date:  April 22, 2004

      For value received, UNITED FINANCIAL MORTGAGE CORP., an Illinois corporation with its principal office and place of business at 815 Commerce Drive, Suite 100, Oak Brook, Illinois 60523 (the "Maker"), hereby promises and agrees to pay to the order of BANK ONE, NA, a national banking association with a place of business in Chicago, Illinois (the "Payee"), on or before the Termination Date (as defined in the Credit Agreement defined below), the principal sum of Thirty-Five Million Dollars ($35,000,000.00), or so much thereof as may be advanced to the Maker by the Payee as "Warehouse Advances" under the Credit Agreement; provided, however, not more than Twenty-Five Million Dollars ($25,000,000.00) may be advanced to the Maker by the Payee as "Warehouse Advances" under the Credit Agreement from and after the close of business on June 14, 2004.

      This Note is one of the Maker's "Warehouse Notes" referred to in and is issued pursuant to and is entitled to the benefits of that certain Amended and Restated Warehousing Credit Agreement dated August 1, 2003 entered into by and among the Maker, the Bank or Banks party thereto (including the Payee) and National City Bank of Kentucky, as agent for the Banks (the "Agent") (as amended, restated, supplemented or otherwise modified from time to time, collectively, the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Credit Agreement).

      The unpaid principal balance of this Note, as the same shall exist from time to time, shall bear interest at the rates and in the manner set forth in the Credit Agreement. All payments of principal on this Note that are not paid when due and, to the extent permitted by applicable law, any interest payments on this Note or any fees or other amounts owed hereunder or under the Credit Agreement not paid when due, in each case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear additional interest at the Default Rate until paid in full. Interest on delinquent principal and interest shall be payable on demand. In no event shall such rate exceed the maximum rate allowed by law. All interest shall be computed based upon the actual number of days elapsed over an assumed year of three hundred sixty (360) days.

      The Maker covenants and agrees, jointly and severally, to pay interest on the unpaid principal amount of this Note until paid in full at the rates, at the times and from the dates which shall be determined in accordance with the provisions of Article 2 of the Credit Agreement.

      All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Agent, located at 101 South Fifth Street, Louisville, Kentucky, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Until notified in writing of the transfer of this Note, the Maker and the Agent shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Maker and the Agent as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agrees that before disposing of this Note or any part thereof it will make a notation hereon or in its records of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Maker hereunder with respect to payments of principal or interest on this Note.

      This Note is subject to mandatory prepayment and to prepayment at the option of the Maker as provided in Article 2 of the Credit Agreement.

      This Note is subject to restrictions on transfer and assignment as provided in the Credit Agreement.

      THE CREDIT AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF KENTUCKY, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

      The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

      No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Maker, which is absolute and unconditional, joint and several, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

      All payments made upon this Note shall be applied first to delinquent accrued interest, if any, then to the outstanding principal balance hereof and then to nondelinquent accrued interest hereon.

      This Note is secured by the Security Agreement and each of the other Collateral Documents.

      Upon the occurrence of any Event of Default under the Credit Agreement, or at any time thereafter, the entire unpaid principal balance of, and all accrued interest on, this Note may become, or may be declared to be, immediately due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement. If this Note is placed in the hands of an attorney for collection, or if this Note is collected through any court, the Maker promises and agrees, jointly and severally, to pay to the Agent and the Payee all reasonable costs and expenses of collection permitted by law, including, but not limited to, attorneys' fees and court costs as provided in the Credit Agreement.

      Failure of the Agent or the Payee to exercise any of its rights and remedies hereunder, or under the Credit Agreement, the Security Agreement or the other Loan Documents, shall not constitute a waiver of the right to exercise the same at that or any other time. All remedies of the Agent and the Payee in the event of a breach or default hereunder or under any of the instruments referred to herein shall be cumulative to the fullest extent permitted by law. Time shall be of the essence with respect to all of the Maker's obligations hereunder.

      The Maker hereby waives presentment, demand, notice of dishonor, protest, notice of protest, and nonpayment and all exemptions to which it may be entitled under the laws of the Commonwealth of Kentucky, the State of Illinois or any other state of the United States, or of the United States, and further agrees that the holder hereof shall have the right, subject to the provisions of the Credit Agreement, to grant the Maker any extension of time for payment of this Note, to modify the terms of any of the instruments referred to herein with the consent of all other parties thereto, or to release any party liable hereon without in any way affecting the liability of the Maker or any other parties liable for payment of this Note.

      This Note is an amendment, restatement and renewal of that certain Warehouse Promissory Note dated August 1, 2003, made by the Maker payable to the order of the Payee, as heretofore amended, restated, modified, renewed, replaced and supplemented from time to time (collectively, the "Existing Note"), and the execution, delivery and performance of this Note is not and shall not be deemed to be a novation of the Existing Note or the indebtedness evidenced thereby. The Maker hereby acknowledges and agrees that it has knowingly and voluntarily entered into this Note as an amendment and restatement of the Existing Note.

      THE MAKER AND THE PAYEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR THE OTHER LOAN DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE MAKER AND THE PAYEE ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH SUCH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, AND THAT EACH OF THE MAKER AND THE PAYEE HAS ALREADY RELIED ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS WITH THE OTHER. THE MAKER AND THE PAYEE FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE OR THE OTHER LOAN DOCUMENTS. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.



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      IN WITNESS WHEREOF, the Maker has  caused this Note to be executed  and delivered by its duly authorized officer as of the day and year first written above.



                               UNITED FINANCIAL MORTGAGE CORP.


                               By: _______________________________

                               Title: ______________________________


                                    (the "Maker")